Exhibit 99.1
Dana Holding Corporation Reports 2008 Results
TOLEDO, Ohio – March 16, 2009 – Dana Holding Corporation (NYSE: DAN) today announced its full-year and fourth-quarter 2008 results.
Sales for the full-year 2008 were $8,095 million, down $626 million from $8,721 million in 2007. This decrease was driven primarily by sharply declining vehicle production levels in North America.
Including a one-time gain of $754 million related to emergence from Chapter 11 reorganization, net income was $18 million, compared with a net loss of $551 million for 2007. Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) for the full year were $301 million, compared with $450 million in 2007. The decline was due to significantly lower vehicle production, which was partially offset by margin improvements and cost reductions.
At year end, Dana had cash balances of $777 million and total liquidity of $866 million. Net debt was $474 million.
“We continue to respond to difficult market conditions through aggressive cost-reduction and efficiency actions, comprehensive operational restructuring, and being responsive to our customers,” said Chairman and CEO John Devine. “These are unprecedented times that make any projections uncertain. We believe we are taking the difficult actions necessary to survive in the current environment and compete over the long term. There can be no assurances, however, if the global economy deteriorates substantially beyond our planning assumptions.”
Three-Month Results
Sales for the fourth quarter of 2008 were $1,521 million, down $636 million, or 29 percent, from the prior year. Sales were impacted by both sharply declining North American vehicle production and unfavorable currency changes.
Fourth-quarter EBITDA was a negative $3 million, compared to $112 million for the same period in 2007. The impact of lower vehicle production drove the reduction in earnings. This decline was partially offset by higher pricing and cost savings from operational improvements.
Free cash flow was a negative $50 million for the fourth quarter, compared to $83 million for the prior-year period, primarily due to lower earnings for the quarter. Working capital was a source of $177 million of cash during the quarter, primarily due to lower production volumes. The cash balance at year end also reflects the repayment of $150 million of outstanding principal under the term loan facility to support an amendment to the company’s credit agreement.

Devine added, “We expect 2009 to be even more challenging than 2008, but we believe Dana is prepared with plans to continue re-sizing our operations, improve operational performance and margins, and maintain adequate liquidity and earnings.”
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Dana to Host Fourth-Quarter Conference Call at 10:30 a.m. Today
Dana will discuss its full-year and fourth-quarter results in a conference call at 10:30 a.m. EDT today. Participants may listen via audio streaming online or telephone. Slide viewing and audio streaming are available via a link provided on the Dana Investor Web site – accessed through www.dana.com. Domestically, the call can be by joined by dialing 1-888-311-4590 (Conference I.D. 83216554); internationally, dial 1-706-758-0054 (Conference I.D. 83216554). Please ask for the Dana Quarterly Webcast and Conference Call. Phone registration will begin at 10 a.m. A recording of the call and a webcast replay will be available after 5 p.m. today via the Dana Investor Web site.
Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the 11 months ended December 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the 12 months ended December 31, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the twelve months of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

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Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Toledo, Ohio, the company employs approximately 29,000 people in 26 countries and reported 2008 sales of $8.1 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Karen Crawford: (419) 535-4635	Chuck Hartlage: (419) 535-4728
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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended December 31, 2008 and 2007

	Three Months Ended
	December 31,
	Dana	Prior Dana
	2008	2007
Net sales	$1,521	$2,157
Costs and expenses
Cost of sales	1,548	2,030
Selling, general and administrative expenses	67	102
Amortization of intangibles	17
Realignment charges, net	53	46
Impairment of goodwill	(11)	89
Impairment of assets	4
Other income, net	(1)	54

Income (loss) from continuing operations before interest, reorganization items and income taxes	(158)	(56)

Interest expense (contractual interest of $54 for the three months ended December 31, 2007)	43	27
Reorganization items, net	3	102

Loss from continuing operations before income taxes	(204)	(185)
Income tax benefit (expense)	(51)	(47)
Equity in earnings of affiliates	(1)	4

Loss from continuing operations	(256)	(228)
Loss from discontinued operations		(29)

Net loss	(256)	(257)
Preferred stock dividend requirements	8

Net loss available to common stockholders	$(264)	$(257)

Net loss from continuing operations:
Basic	$(2.64)	$(1.52)
Diluted	$(2.64)	$(1.52)
Net loss from discontinued operations
Basic	$—	$(0.19)
Diluted	$—	$(0.19)
Net loss available to common stockholders
Basic	$(2.64)	$(1.71)
Diluted	$(2.64)	$(1.71)
Average common shares outstanding:
Basic	100	150
Diluted	100	150

DANA HOLDING CORPORATION
Consolidated Statement of Operations
For the Years Ended December 31, 2008 and 2007

	Dana	Prior Dana	Combined	Prior Dana
	Eleven Months	One Month	Year	Year
	Ended	Ended	Ended	Ended
	December 31	January 31,	December 31,	December 31,
	2008	2008	2008 (1)	2007
Net sales	$7,344	$751	$8,095	$8,721
Costs and expenses
Cost of sales	7,127	702	7,829	8,231
Selling, general and administrative expenses	303	34	337	365
Amortization of intangibles	66		66
Realignment charges, net	114	12	126	205
Impairment of goodwill	169		169	89
Impairment of assets	14		14
Other income, net	53	8	61	162

Income (loss) from continuing operations before interest, reorganization items and income taxes	(396)	11	(385)	(7)
Interest expense (contractual interest of $17 for the one month ended January 31, 2008 and $213 for the twelve months ended December 31, 2007)	142	8	150	105
Reorganization items, net	25	98	123	275
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	(563)	914	351	(387)
Income tax expense	(107)	(199)	(306)	(62)
Minority interests	(6)	(2)	(8)	(10)
Equity in earnings of affiliates	(11)	2	(9)	26

Income (loss) from continuing operations	(687)	715	28	(433)
Loss from discontinued operations	(4)	(6)	(10)	(118)

Net income (loss)	(691)	709	18	(551)
Preferred stock dividend requirements	29		29

Net income (loss) available to common stockholders	$(720)	$709	$(11)	$(551)

Net income (loss) from continuing operations:
Basic	$(7.16)	$4.77		$(2.89)
Diluted	$(7.16)	$4.75		$(2.89)
Net loss from discontinued operations
Basic	$(0.04)	$(0.04)		$(0.79)
Diluted	$(0.04)	$(0.04)		$(0.79)
Net income (loss) available to common stockholders:
Basic	$(7.20)	$4.73		$(3.68)
Diluted	$(7.20)	$4.71		$(3.68)
Average common shares outstanding:
Basic	100	150		150
Diluted	100	150		150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
At December 31, 2008 and 2007

	Dana	Prior Dana
	December 31,	December 31,
	2008	2007
Assets
Current assets
Cash and cash equivalents	$777	$1,271
Restricted cash		93
Accounts receivable
Trade, less allowance for doubtful accounts of $23 in 2008 and $20 in 2007	827	1,197
Other	170	295
Inventories	901	812
Assets of discontinued operations		24
Other current assets	58	100

Total current assets	2,733	3,792
Goodwill	108	349
Intangibles	569	1
Investments and other assets	207	348
Investments in affiliates	135	172
Property, plant and equipment, net	1,841	1,763

Total assets	$5,593	$6,425

Liabilities and stockholders’ equity (deficit)
Current liabilities
Notes payable, including current portion of long-term debt	$70	$283
Debtor-in-possession financing		900
Accounts payable	824	1,072
Accrued payroll and employee benefits	185	258
Liabilities of discontinued operations		9
Taxes on income	93	12
Other accrued liabilities	274	386

Total current liabilities	1,446	2,920

Liabilities subject to compromise		3,511
Deferred employee benefits and other non-current liabilities	845	662
Long-term debt	1,181	19
Minority interest in consolidated subsidiaries	107	95
Commitments and contingencies

Total liabilities	3,579	7,207

Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529
Common stock, $.01 par value, 450,000,000 authorized, 100,099,188 issued and outstanding	1
Prior Dana common stock, $1.00 par value, 350,000,000 authorized, 150,245,250 issued and outstanding		150
Additional paid-in capital	2,321	202
Accumulated deficit	(720)	(468)
Accumulated other comprehensive loss	(359)	(666)

Total stockholders’ equity (deficit)	2,014	(782)

Total liabilities and stockholders’ equity	$5,593	$6,425

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended December 31, 2008 and 2007

	Three Months Ended
	Dana	Prior Dana
	December 31,	December 31,
	2008	2007
Cash flows — operating activities
Net loss	$(256)	$(257)
Depreciation	74	70
Amortization of intangibles	21
Amortization of deferred financing charges and original issue discount	7
Loss on repayment of debt	13
Impairment of goodwill, intangibles, investments and other assets	(7)	128
Minority interest		10
Unremitted earnings of affiliates	1	(4)
Deferred income taxes	36	(40)
Reorganization items net of cash payments		95
Pension — contributions paid in excess of expense	(5)
OPEB — cash paid in excess of expense	(2)
Loss on sale of businesses and assets	5
Change in accounts receivable	409	225
Change in inventories	77	45
Change in accounts payable	(216)	(75)
Change in accrued payroll and employee benefits	(28)	12
Change in accrued income taxes	(24)	(86)
Change in other current assets and liabilities, net	(41)	85
Change in other non-current assets and liabilities, net	(28)	(19)

Net cash flows used in operating activities (1)	36	189

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(86)	(106)
Proceeds from sale of businesses and assets	14	98
Change in restricted cash		(81)
Other	(1)	10

Net cash flows provided by (used in) investing activities	(73)	(79)

Cash flows — financing activities
Net change in short-term debt	4	79
Payment of DCC Medium Term Notes		(3)
Deferred financing fees	(24)
Repayment of Exit Facility debt	(153)
Other	(4)

Net cash flows provided by (used in) financing activities	(177)	76

Net increase (decrease) in cash and cash equivalents	(214)	186
Cash and cash equivalents — beginning of period	1,007	1,035
Effect of exchange rate changes on cash balances	(16)	43
Net change in cash of discontinued operations		7

Cash and cash equivalents — end of period	$777	$1,271

(1)	Free cash flow of ($50) in 2008 and $83 in 2007 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows
For the Twelve Months Ended December 30, 2008 and 2007

	Twelve Months Ended December 31, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Eleven Months	One Month	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	January 31,	December 31,	December 31,
	2008	2008	2008 (1)	2007
Cash flows — operating activities
Net income (loss)	$(691)	$709	$18	$(551)
Depreciation	269	23	292	279
Amortization of intangibles	81		81
Amortization of inventory valuation	15		15
Amortization of deferred financing charges and original issue discount	24		24
Loss on repayment of debt	13		13
Impairment of goodwill, intangibles, investments and other assets	183		183	131
Non-cash portion of U.K. pension charge				60
Minority interest	6	2	8	10
Unremitted earnings of affiliates	21	(4)	17	(26)
Deferred income taxes	22	191	213	(29)
Reorganization:
Gain on settlement of liabilities subject to compromise		(27)	(27)
Payment of claims (2)	(100)		(100)
Reorganization items net of cash payments	(24)	79	55	154
Fresh start adjustments		(1,009)	(1,009)
Payments to VEBAs (2)	(733)	(55)	(788)	(27)
Pension — contributions paid in excess of expense	(36)	(2)	(38)
OPEB — cash paid in excess of expense		(2)	(2)	(71)
Loss on sale of businesses and assets	6	7	13
Change in accounts receivable	512	(78)	434	(23)
Change in inventories	42	(28)	14	(5)
Change in accounts payable	(227)	17	(210)	110
Change in accrued payroll and employee benefits	(79)	12	(67)	10
Change in accrued income taxes	(40)	(2)	(42)	(6)
Change in other current assets and liabilities, net	(142)	18	(124)	(3)
Change in other non-current assets and liabilities, net	(19)	27	8	(65)

Net cash flows used in operating activities (2)	(897)	(122)	(1,019)	(52)

Cash flows — investing activities
Purchases of property, plant and equipment (2)	(234)	(16)	(250)	(254)
Proceeds from sale of businesses and assets	14	5	19	609
Change in restricted cash		93	93	(78)
Other	(1)	(5)	(6)	71

Net cash flows provided by (used in) investing activities	(221)	77	(144)	348

Cash flows — financing activities
Proceeds from (repayment of) debtor-in-possession facility		(900)	(900)	200
Net change in short-term debt	(70)	(18)	(88)	98
Payment of DCC Medium Term Notes		(136)	(136)	(132)
Proceeds from Exit Facility debt	80	1,350	1,430
Original issue discount fees		(114)	(114)
Deferred financing fees	(26)	(40)	(66)
Repayment of Exit Facility debt	(164)		(164)
Issuance of Series A and Series B preferred stock		771	771
Preferred dividends paid	(18)		(18)
Other	(9)	(1)	(10)

Net cash flows provided by (used in) financing activities	(207)	912	705	166

Net increase (decrease) in cash and cash equivalents	(1,325)	867	(458)	462
Cash and cash equivalents — beginning of period	2,147	1,271	1,271	704
Effect of exchange rate changes on cash balances	(45)	5	(40)	104
Net change in cash of discontinued operations		4	4	1

Cash and cash equivalents — end of period	$777	$2,147	$777	$1,271

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the twelve months ended December 31, 2008.

(2)	Free cash flow of ($381) in 2008 and ($279) in 2007 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
SEGMENT SALES AND EBITDA

	(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	Dana	Prior Dana	Combined	Prior Dana
	2008	2007	2008 (1)	2007
SALES
Light Axle	$386	$644	$2,154	$2,627
Driveshaft	205	316	1,179	1,200
Sealing	134	183	705	728
Thermal	42	72	259	293
Structures	159	263	876	1,069
Commercial Vehicle	249	285	1,187	1,235
Off-Highway	347	391	1,727	1,549
Other	(1)	3	8	20

Total Sales	$1,521	$2,157	$8,095	$8,721

EBITDA
Light Axle	$(2)	$30	$71	$106
Driveshaft	(5)	28	108	104
Sealing	(3)	19	61	73
Thermal	(2)	3	8	21
Structures	(5)	21	52	101
Commercial Vehicle	16	33	135	156
Off-Highway	(4)	(4)	(18)	(27)
Eliminations and other	5	15	33	62

Segment EBITDA		145	450	596
Shared services and administrative	(28)	(25)	(146)	(143)
Other expense, net	25	(4)		3
Foreign exchange not in segments		(4)	(3)	(6)

EBITDA	$(3)	$112	$301	$450

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the year ended December 31, 2008

DANA HOLDING CORPORATION
SEGMENT EBITDA AND FREE CASH FLOW RECONCILIATION (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes

	Three Months Ended
	December 31,
	Dana	Prior Dana
	2008	2007
EBITDA	(3)	112
Depreciation	(75)	(70)
Amortization	(21)
Realignment	(53)	(46)
DCC EBIT		24
Goodwill impairment	11	(89)
Impairment of investments and other assets	(4)
Reorganization items, net	(3)	(102)
Loss on repayment of debt	(10)
Strategic transaction expenses	(3)
Loss on sale of assets, net	(3)
Stock compensation expense	(2)
Foreign exchange on intercompany loans and market value adjustments on hedges	(7)
Interest expense	(43)	(27)
Interest income	12	13

Loss from continuing operations before income taxes	$(204)	$(185)

Operating cash flow	$36	$189
Purchases of property, plant and equipment	(86)	(106)

Free cash flow	$(50)	$83

DANA HOLDING CORPORATION
SEGMENT EBITDA AND FREE CASH FLOW RECONCILIATION
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes

	Twelve Months Ended December 31, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Eleven Months	One Month	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	January 31,	December 31,	December 31,
	2008	2008	2008 (1)	2007
EBITDA	$259	$42	$301	$450
Depreciation	(269)	(23)	(292)	(278)
Amortization	(96)		(96)
Realignment	(114)	(12)	(126)	(205)
DCC EBIT	(2)		(2)	38
Goodwill impairment	(169)		(169)	(89)
Impairment of investments and other assets	(14)		(14)
Reorganization items, net	(25)	(98)	(123)	(275)
Loss on repayment of debt	(10)		(10)
Strategic transaction expenses	(10)		(10)
Loss on sale of assets, net	(10)		(10)	(9)
Stock compensation expense	(6)		(6)
Foreign exchange on intercompany loans and market value adjustments on hedges	(3)		(3)	44
Divestiture gains
Interest expense	(142)	(8)	(150)	(105)
Interest income	48	4	52	42
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	$(563)	$914	$351	$(387)

Operating cash flow	$(897)	$(122)	$(1,019)	$(52)
Bankruptcy emergence payments	833	55	888	27
Purchases of property, plant and equipment	(234)	(16)	(250)	(254)

Free cash flow	$(298)	$(83)	$(381)	$(279)

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the twelve months ended December 31, 2008.